                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard E. Caruso, and William M. Goldstein, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Integra LifeSciences Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 1996, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1997.

                                        /s/ William M. Goldstein,
                                        ----------------------
                                        William M. Goldstein, Esq.

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard E. Caruso, and William M. Goldstein, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Integra LifeSciences Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 1996, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1997.

                                        /s/ Frederic V. Malek
                                        ----------------------
                                        Frederic V. Malek

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard E. Caruso, and William M. Goldstein, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Integra LifeSciences Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 1996, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1997.

                                        /s/ George McKinney, III
                                        ----------------------
                                        George McKinney, III, Ph.D.

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard E. Caruso, and William M. Goldstein, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Integra LifeSciences Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 1996, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1997.

                                        /s/ James M. Sullivan
                                        ----------------------
                                        James M. Sullivan

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard E. Caruso, and William M. Goldstein, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Integra LifeSciences Corporation (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 1996, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1997.

                                        /s/ Edmund L. Zalinski
                                        ----------------------
                                        Edmund L. Zalinski, Ph.D.